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                                                                    Exhibit 23.2



                   CONSENT TO INDEPENDENT PUBLIC ACCOUNTANTS



 As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 10, 1996 incorporated by reference in the Company's Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.


                                               /s/ Arthur Andersen LLP
                                               ---------------------------------


 Birmingham, Alabama
 July 23, 1996